UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

Bannix Acquisition Corp.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 6, 2024, Bannix Acquisition Corp., a Delaware corporation (“Bannix”) entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), by and among Bannix, VisionWave Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Bannix (“VisionWave Holdings”), BNIX Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of VisionWave Holdings (“Parent Merger Sub”), BNIX VW Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of VisionWave Holdings, and VisionWave Technologies, Inc., a Nevada corporation (“VisionWave”). The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Bannix, VisionWave Holdings, Parent Merger Sub, Company Merger Sub, and VisionWave. Under the terms of the Merger Agreement, Bannix and VisionWave will merge with subsidiaries of VisionWave Holdings with Bannix and VisionWave becoming direct wholly owned subsidiaries of VisionWave Holdings (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). At the effective time of the Merger, stockholders of Bannix and VisionWave immediately prior to the effective time of the Merger will receive shares of VisionWave Holdings common stock.

Item 8.01 Other Events.

On January 28, 2025, Bannix issued a press release (the “Press Release”) announcing the filing of a registration statement by VisionWave Holdings on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission on January 24, 2025 relating to their previously announced Business Combination.

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the proposed Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Bannix, VisionWave Holdings and VisionWave and the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bannix, VisionWave Holdings or VisionWave, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Additional Information and Where to Find It

This Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. VisionWave Holdings has filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”), which includes a preliminary prospectus and proxy statement of VisionWave Holdings in connection with the Business Combination, referred to as a proxy statement/prospectus, and after the Registration Statement is declared effective, VisionWave Holdings and Bannix will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. VisionWave Holdings and Bannix may file other documents regarding the Business Combination with the SEC, and Bannix’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the Business Combination, as these materials will contain important information about Bannix, VisionWave Holdings and VisionWave and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of Bannix as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at a meeting of Bannix’s stockholders to be held to approve the Business Combination and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210#301, Wilmington, Delaware 19801 or via email at doug.davis@bannixacquisition.com.

Before making any voting decision, investors and security holders of Bannix are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Bannix’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination, and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about Bannix, VisionWave and VisionWave Holdings and the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Bannix, VisionWave Holdings and VisionWave, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Bannix’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Bannix’s stockholders in connection with the Business Combination, including the names of such persons and a description of their respective interests, is set forth in Bannix’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement regarding the proposed business combination when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210#301, Wilmington, Delaware 19801 or via email at doug.davis@bannixacquisition.com.

Forward-Looking Statements Legend

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Bannix, VisionWave Holdings and VisionWave. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the previously disclosed proposed business combination (the “proposed transaction”) may not be completed in a timely manner or at all, which may adversely affect the price of Bannix’s securities; (ii) the risk that the proposed transaction may not be completed by Bannix’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Bannix; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by Bannix’s stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain adequate financing to support the future working capital needs of VisionWave and the combined company; (v) the outcome of any legal proceedings that may be instituted against Bannix or VisionWave related to the merger agreement and the proposed transaction; (vi) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (vii) the ability to maintain the listing of Bannix’s securities on Nasdaq; and (viii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Bannix’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and other documents filed, or to be filed with the SEC by Bannix and that may be found in the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither Bannix, VisionWave Holdings or VisionWave presently know or that Bannix, VisionWave Holdings or VisionWave currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by Baniix with the SEC, including those under “Risk Factors” therein, and other documents filed by Bannix from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Bannix, VisionWave Holdings or VisionWave assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Bannix, VisionWave Holdings nor VisionWave gives any assurance that either Bannix, VisionWave Holdings or VisionWave will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
99.1	Press Release dated January 28, 2025
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2025

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer